UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	January 20, 2015

Journal Communications, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-31805	20-0020198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 West State Street, Milwaukee, Wisconsin 53203

(Address of principal executive offices, including zip code)

(414) 224-2000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

Effective January 20, 2015, Journal Communications, Inc. (the “Company”) appointed Computershare Trust Company, N.A. (“Computershare”) as the transfer agent and registrar for the Company’s common stock.  The Company’s previous transfer agent and registrar was American Stock Transfer & Trust Company, LLC.

Shareholders may contact Computershare by:

Mail:

Computershare

P.O. Box 30170

College Station, Texas 77842-3170

Overnight Delivery:

Computershare

211 Quality Circle, Suite 210

College Station, Texas 778445

Telephone:

1-866-371-8975

1-781-575-2290 (outside the United States, Canada and Puerto Rico)

E-Mail:

web.queries@computershare.com

Website:

https://www-us.computershare.com/investor/Contact

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOURNAL COMMUNICATIONS, INC.

Date: January 20, 2015	By:	/s/ Mary Hill Taibl
Mary Hill Taibl
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer